SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Delaware Group Equity Funds IV
Voyageur Mutual Funds III
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

Your RESPONSE is greatly needed.

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

Dear Shareholder:

We recently mailed you proxy material regarding the special shareholder meeting for the Delaware Funds.  The Fund has respectfully asked that you be reminded how important it is for shareholders to vote.  You have been identified as an extremely important fund investor and your response is essential. The Joint Special Meeting of Shareholders originally scheduled for May 16th has been adjourned to June 3, 2014 to allow shareholders additional time to vote.

THE FUND’S RECORDS INDICATE THAT YOU HELD SHARES ON THE RECORD DATE AND HAVE NOT YET VOTED.  PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE NEXT SHAREHOLDER MEETING.

Should you have any questions regarding the proposal, please call the toll-free number 1-877-536-1563. The voting options below have been set up for your convenience.

VOTING IS EASY AND WILL ONLY TAKE A FEW MOMENTS OF YOUR TIME.

Please take a moment now to cast your vote using one of the options listed below:

REPRESENTATIVE	To speak with a live representative to execute your vote, please call toll-free 1-877-536-1563. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time.
INTERNET
Log on to website located on the proxy card.  Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found on your proxy card at the time you execute your vote.

TOUCHTONE PHONE	Dial the toll-free number located on the enclosed proxy card. Please have this proxy card available at the time of the call.
MAIL	Sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Thank you for your participation.

REG/ NOBO

Your RESPONSE is greatly needed.

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

Dear Shareholder:

We recently mailed you proxy material regarding the shareholder meeting for the Delaware Funds.  The Fund has respectfully asked that you be reminded how important it is for shareholders to vote.  You have been identified as an extremely important fund investor and your response is essential.  The Joint Special Meeting of Shareholders originally scheduled for May 16th has been adjourned to June 3, 2014 to allow shareholders additional time to vote.

THE FUND’S RECORDS INDICATE THAT YOU HELD SHARES ON THE RECORD DATE AND HAVE NOT YET VOTED.  PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE NEXT SHAREHOLDER MEETING.

Should you have any questions regarding the proposal, please call the toll-free number 1-877-536-1563 extension 8781. The voting options below have been set up for your convenience.

VOTING IS EASY AND WILL ONLY TAKE A FEW MOMENTS OF YOUR TIME.

Please take a moment now to cast your vote using one of the options listed below:

INTERNET
Log on to www.proxyvote.com. Make sure to have the enclosed proxy card available when you plan to vote your shares.  You will need the control number found on your proxy card at the time you execute your vote.

TOUCHTONE PHONE	Dial the toll-free number located on the enclosed proxy card. Please have the enclosed proxy card available at the time of the call.
MAIL	Sign, date, and complete the reverse side of the enclosed proxy card and return it in the postage paid envelope provided.

Thank you for your participation.

OBO